SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 23, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
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       Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                   21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



                      Norwest Asset Securities Corporation
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Chase Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99)                                      Computational Materials
                                                prepared by Chase Securities
                                                Inc. in connection
                                                with Wells Fargo Asset
                                                Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-11.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

October 23, 2000

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              -----------

   (99)                 Computational Materials                       P
                        prepared by Chase Securities
                        Inc. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-11.